                                                                    EXHIBIT 23.5

                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]
                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of First Bank Systems, Inc. on Form S-4 of our report dated January 31, 1997, appearing in the Annual Report on Form 10-K of U. S. Bancorp for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus which is part of the Registration Statement.

DELOITTE & TOUCHE LLP

Portland, Oregon

June 17, 1997